================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 16(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2006

                                   ----------

                                   ANSYS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                      0-20853               04-3219960
  (State or Other Jurisdiction of       (Commission           (I.R.S. Employer
  Incorporation or Organization)        File Number)         Identification No.)

        275 Technology Drive, Canonsburg, PA                      16317
      (Address of Principal Executive Offices)                  (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS.

         On November 16, 2006, ANSYS, Inc. ("Company") issued a press release announcing that affiliates of Willis Stein & Partners have agreed to sell 3,350,356 shares of ANSYS common stock in an offering underwritten by Goldman, Sachs & Co. The shares to be sold in this transaction represent approximately 8.7% of ANSYS' currently outstanding shares of common stock and were originally acquired by Willis Stein in connection with the Company's acquisition of Fluent Inc. in May 2006.

         The Company's press release is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)   Exhibits

               EXHIBIT
               NUMBER    DESCRIPTION
               -------   -------------------------------------------------------
               99.1      Press Release of the Registrant dated November 16, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              ANSYS, INC.


Date: November 16, 2006                       By:  /s/ SHEILA S. DINARDO
                                                   -----------------------------
                                                   SHEILA S. DINARDO
                                                   Vice President,
                                                   General Counsel and Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
-------    -------------------------------------------------------
99.1       Press Release of the Registrant dated November 16, 2006